UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 13, 2021
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW			20037-1701
Suite 800W
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
4.75% Mandatory Convertible Preferred Stock, Series A, without par value	DHR.PRA	New York Stock Exchange
5.00% Mandatory Convertible Preferred Stock, Series B, without par value	DHR.PRB	New York Stock Exchange
Floating Rate Senior Notes due 2022	DHR/22A	New York Stock Exchange
1.700% Senior Notes due 2024	DHR 24	New York Stock Exchange
2.500% Senior Notes due 2025	DHR/25	New York Stock Exchange
0.200% Senior Notes due 2026	DHR/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On and effective July 13, 2021, the Board of Directors of Danaher Corporation (the “Company”) amended and restated the Company’s Amended and Restated By-laws (as so amended and restated, the “By-laws”) to implement an exclusive forum bylaw provision. The provision provides that unless the Company selects or consents to the selection of an alternative forum, the sole and exclusive forum for any complaint asserting any internal corporate claims, to the fullest extent permitted by law and subject to applicable jurisdictional requirements, will be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have, or declines to accept, jurisdiction, another state court or a federal court located within the State of Delaware).

The amendments also (1) allow the Board to fix a record date for determining which shareholders can deliver requests to call a special meeting, specify that only shareholders who submit special meeting requests are entitled to present business or nominations at such special meeting and implement other procedural updates to the special meeting process; (2) confirm and clarify the powers that the chair of a shareholder meeting has in managing the meeting; (3) clarify that the Company officers entitled to mandatory indemnification and advancement of expenses under the By-laws are those officers designated as such by the Board; (4) require the shareholders submitting business or nominations at a shareholder meeting (or their qualified representative) to be present at the meeting to present such business or nominations, and permit the Company to disregard any business or nomination if the proposing shareholder does not comply with the applicable information requirements provided in the By-laws; (5) specify the manner by which shareholders may deliver certain documents to the Company; (6) update the information and representations required to be submitted by nominees for election to the Board; and (7) provide for special powers on the part of directors during an emergency. The By-laws also include a number of other ministerial, clarifying and conforming changes.

The foregoing description is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Danaher Corporation

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	July 13, 2021	By:	/s/ James F. O'Reilly
James F. O'Reilly
Vice President, Deputy General Counsel and Secretary